OLD WESTBURY FUNDS, INC.

Old Westbury Strategic Opportunities Fund

(the “Fund”)

Supplement Dated June 17, 2014 to the

Prospectus dated March 1, 2014, as supplemented

This Supplement updates, and should be read in conjunction with, the information provided in the Fund’s Prospectus dated March 1, 2014, as supplemented.

Effective May 1, 2014, Mr. Ibrahim Incoglu and Mr. Randy Robertson are the portfolio managers of the portion of the Fund managed by BlackRock Financial Management, Inc.

Accordingly, effective on May 1, 2014:

•	The fifth paragraph under the heading “Management of the Fund - Portfolio Managers and Sub-Advisers” on page 20 is deleted in its entirety and replaced with the following:

BlackRock Financial Management, Inc. (“BlackRock”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Mr. Ibrahim Incoglu and Mr. Randy Robertson have been portfolio managers of BlackRock’s portion of the Fund since May 1, 2014.

•	The seventh and eighth paragraphs under the section entitled “WHO MANAGES THE FUNDS? – Portfolio Managers – Strategic Opportunities Fund” on page 49 are deleted in their entirety and replaced with the following:

Mr. Ibrahim Incoglu is a portfolio manager of BlackRock’s portion of the Fund. Mr. Incoglu, a Director of BlackRock, is part of the Securitized Assets Investment team and a member of Americas Fixed Income within the Alpha Strategies Group. Mr. Incoglu is a Senior Portfolio Manager and Trader on the Non-Agency desk. His responsibilities include managing Prime, Alt-a, Option Arm and Subprime positions across numerous BlackRock portfolios. Prior to joining BlackRock in 2009, Mr. Incoglu spent more than six years on the sell side at Wachovia Securities, most recently as a Director. He was responsible for managing the synthetic ABS desk, market making and hedging activities. Prior to launching synthetic desk in 2006, Mr. Incoglu was a Senior Trader at Wachovia and traded / made markets on Alt-a, Sub-prime and 2nd liens/ HELOC's (Home Equity Line of Credit). From 2002 to 2003, Mr. Incoglu was an Associate at Bank of America Securities, where he structured up Non-Agency deals, and ran arbitrage to buy and securitize mortgage whole loans. Mr. Incoglu began his career at Ocwen Federal Bank in 2000. He focused on trading of IO's, servicing strips, as well as hedging activities of the derivatives. Mr. Incoglu earned a BS degree in civil engineering from Bogazici University in 1998, and an MBA degree in business administration from the University of Tulsa in 1999.

Mr. Randy Robertson is a portfolio manager of BlackRock’s portion of the Fund. Mr. Robertson, a Managing Director of BlackRock, is the Head of the Securitized Asset Investment Team and a member of Americas Fixed Income within Alpha Strategies. Prior to joining BlackRock in 2009, Mr. Robertson spent 10 years with Wachovia Capital Markets, most recently as a Managing Director, head of the Residential Mortgage and Consumer Group, and co-head of Residential CDOs. In these roles, he was the business leader for the broad investment banking consumer and residential mortgage markets activities. He oversaw the strategic and operational management of the company's Distressed Asset Resolution default management team (DART), and the Chief Executive Officer of Vertice, Wachovia's wholesale mortgage origination platform. Mr. Robertson's other responsibilities included performing or managing various capital markets and operations functions, including risk management and arbitrage trading;

he also developed Beacon, a loan level statistical model that provides predictive loss and prepayment analysis in all housing price environments. Before joining Wachovia in 1998, Mr. Robertson was Senior Vice President and head of Capital Markets with The Money Store. From 1990 to 1997, he was with Barnett Banks Incorporated, most recently as Director of Investments and Wholesale Funding. Prior to that, he spent four years with American Savings Capital Markets. Mr. Robertson earned a BBA degree in finance from Florida International University in 1983.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

A21-SUPP0614	Old Westbury Funds, Inc.